July 5, 2007

CIC Holding Co., Inc.

565 Walnut Ave.

Redlands, CA  92373

Dear Shareholders,

Attached you will find Notice of a Special Meeting of Shareholders for CIC Holding Co., Inc. (hereinafter the “Corporation”), which the Board of Directors has called for August 7, 2007, at 10:30 a.m., at 565 Walnut Ave., Redlands, CA .

The Board has called this Special Shareholders meeting for the purpose of changing the corporation’s name to comport with our current business plan of providing fashionable wearing apparel to the Asian market.  The new proposed name is Global Wear, Ltd.

You will find enclosed a copy of the notice of shareholders meeting.  There is no need for you to attend the meeting, because enough shareholders have already consented to approve this name change.  You are not being provided with a proxy and none is solicited from you.

If you have further questions in connection with the enclosed notice, don’t hesitate to contact the Corporation’s legal counsel, Kenneth Eade 190 N. Canon Drive Suite 420 Beverly Hills, CA 90210

Very truly yours,

/s/ Zirk Engelbrecht

President, CIC Holding Co., Inc.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO SHAREHOLDERS ON JULY 17, 2007.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD

August 7, 2007

8:30 a.m. Pacific Time

______________________________

NOTICE IS HEREBY GIVEN, that a Special Meeting of Shareholders of CIC Holding Co., Inc., a Delaware corporation, has been set for August 7, 2007, at 565 Walnut Ave., Redlands, CA , to approve the change of the company’s name from CIC Holding Co., Inc.,  to Global Wear, Ltd., and to transact such other business as may properly come before the Special Meeting and any adjournment thereof.

The Company has fixed the close of business on March 31, 2007, as the record date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Zirk Engelbrecht,

President

July 5, 2007

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CIC HOLDING CO., INC.

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

I. INTRODUCTION

We are sending you this Information Statement to inform you of the authorization by a majority of the shareholders of our Common Stock and all of the shareholders of our Preferred Stock to approve an amendment to our certificate of incorporation to change our name to GLOBAL WEAR, LTD.

Thechange of name will become effective 20 calendar days after the mailing of this Information Statement. The board of directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the General Corporation Law of the State of Delaware. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the General Corporation Law of the State of Delaware are afforded to our stockholders as a result of the adoption of these resolutions.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $5,000, will be paid by us.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The board of directors has fixed the close of business on March 31, 2007, as the record date for the determination of those holders of CIC Holding Co., Inc. common stock entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 45,962,109 common shares of CCIC Holding Co., Inc. outstanding.

Shareholders consenting to this corporate action collectively own 22,617,978 shares of common stock of CIC Holding Co, Inc., which represents over 50% of the voting stock.  As a result, no vote or proxy is required by the stockholders to approve the adoption of the amendment.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the approval of the merger cannot take effect until at least 20 days after this Information Statement is sent to our stockholders.

III. PROPOSAL NUMBER ONE: CHANGE OF CORPORATE NAME

Our name change requires an amendment to our certificate of incorporation, which cannot be done without the approval of a majority of our shareholders.  The board of directors has recommended this change of name to better reflect our new business plan of fashions and apparel.

IV. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of , by each current director; each nominee for director, and executive officer of the Company; all directors and executive officers as a group; and each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address	Number of Shares	Percentage Owned
Sung Park 1-6th Fl. IT Castle 550-1 Gasan-dong Geumcheon-gu Seoul 156-768, Korea	1,704,638	4.23%
Angelique de Maison 565 Walnut Ave. Redlands, CA 92373	3,000,000	7.44%
Kyung-Hoon Ahn 1-6th Fl. IT Castle 550-1 Gasan-dong Geumcheon-gu Seoul 156-768, Korea	551,860	1.37%
Kwan Sup Lee 1-6th Fl. IT Castle 550-1 Gasan-dong Geumcheon-gu Seoul 156-768, Korea	1,022,752	2.53%
Zirk Engelbrecht 565 Walnut Ave. Redlands, CA 92373	3,000,000	7.44%
Officers and directors as a Group	6,279,250	15.57%

V.  COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2007 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock, due to a recent change in management, have not yet complied with all Section 16(a) filing requirements.

VI. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

VII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Annual Meeting of Shareholders must be received by the Company by December 31, 2007. The proposal will be presented at the Special Meeting, and included in the Company's Information Statement, and related proxy solicitation materials, for the Company's next Annual Meeting of Shareholders.

VIII.  OTHER MATTERS

Except as set forth above, as of the date of this Information Statement, the Board knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

Only one Information Statement is being delivered to multiple security holders sharing an address.  If you are a security holder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE MERGER, PLEASE CONTACT:

ZIRK ENGELBRECHT, PRESIDENT

CIC HOLDING CO., INC.

565 Walnut Ave.

Redlands, CA  92373

310-733-8079

BY ORDER OF THE BOARD OF DIRECTORS,

Zirk Engelbrecht

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Zirk Engelbrecht, President

July 5, 2007